Exhibit 99.1

. Mack-Cali Realty Corporation Supplemental Operating and Financial Data 1Q 2019

Table of Contents Company Highlights Page 4 6 7 11 17 20 21 22  Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Unconsolidated Joint Ventures Transaction Activity 2019 Guidance Building 9 at Port Imperial-Weehawken, NJ (In-Construction) Office Portfolio Property Listing Office Operating Schedules 24 26 25 Christopher Columbus (The Charlotte) - Jersey City, NJ (In-Construction) Roseland Residential Portfolio Roseland Operating Schedules Financial Statements 33 37 This Supplemental Operating and Financial Data should be read in connection with the company’s first quarter 2019 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on May 1, 2019) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside Plaza 8/9 - Jersey City, NJ (Future) 1Q 2019 2

Company Highlights 1Q 20193

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core office and growing residential holdings. We are geographically focused on the high barrier-to-entry Hudson River waterfront targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio.

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of class A properties. We expect continued growth and cash flow contribution from our Roseland holdings as our development pipeline of active construction projects and planned starts is put into service.



99 Wood Avenue South – Iselin, NJ
Acquired February 2019

Key Statistics	1Q 2019	4Q 2018
Company		
Market Capitalization	$5.3 billion	$5.1 billion
Net Asset Value (Midpoint)	$3.6 billion	$3.6 billion
Core FFO	$40.8 million	$45.3 million
Core FFO Per Diluted Share	$0.40	$0.45
AFFO	$26.4 million	$21.6 million
Office Portfolio		
Square Feet of Office Space	11.6 million	14.8 million
Consolidated In-Service Properties	43	116
% Leased Office (Excl. Non-Core) (1)	80.9%	83.2%
% Commenced Occupancy (Excl. Non-Core)	78.1%	80.4%
GAAP Rental Rate Roll-Up (Excl. Non-Core) (2)	18.3%	15.1%
Cash Rental Rate Roll-Up (Excl. Non-Core) (2)	9.4%	2.9%
Average In-Place Rent Per Square Foot	$34.83	$31.24
Residential Portfolio		
Operating Units (Incl. Operating Lease-Ups)	6,879	7,038
% Leased (Excl. Lease-Up)	96.3%	95.9%
Average Rent Per Unit (Excl. Lease-Up)	$2,737	$2,673
In-Construction Units/Keys	2,319	2,321

(1) In 4Q 2018, the core office portfolio was 80.4% leased excluding the Flex portfolio.
(2) Excludes the impact of transaction activity in the Flex portfolio, which was sold on March 29, 2019.

1Q 2019 CLI Company Highlights 4

Company Achievements 1Q 2019 Performance Highlights • • • • Achieved Core FFO of $40.8 million, or $0.40 per share Produced AFFO of $26.4 million Office: Leased 203,965 square feet of office space; finished 1Q 2019 at 80.9% leased (excluding non-core) Residential: The operating portfolio, excluding lease-up properties, finished 1Q at 96.3% leased 1Q 2019 Office Leasing Activity • • Of the 203,965 square feet leased, leasing at our flex portfolio accounted for 53,037 square feet Completed 114,000 square feet of waterfront office leasing, including both an office lease and a grocery lease with Whole Foods Market Completed 28,000 square feet of class A suburban leasing, including a renewal and expansion with FINRA • Soho Lofts, Jersey City, NJ 1Q 2019 Development Activity •Commenced construction on 25 Christopher Columbus (The Charlotte), a 750-unit premier residential tower in downtown Jersey City •145 Front at City Square: Phase I: 90.7% leased, Phase II: 47.7% leased (combined Phase I & II 365 units 75.6% leased) 1Q 2019 Transaction Activity • • On January 16, 2019, the Company executed the disposition of Park Square, a 159-unit community in Rahway, NJ for $35M Throughout 1Q, the Company completed the disposition of six office buildings in suburban New Jersey for total gross valuation of $75M On January 31, 2019, the Company closed on the acquisition of Prudential’s 50% ownership interest in M2, a 311-unit community in Jersey City, at a gross asset valuation of $195M. The acquisition, funded by capital from Rockpoint Group and proceeds from the refinancing, follows the 3Q 2018 partnership acquisition of the adjacent Marbella property On February 6, 2019, the Company acquired 99 Wood Ave South, a 272,000 sf class A office building in Metropark for $62M, increasing CLI’s ownership of Class A assets in that submarket to 33% On March 29, 2019, the Company executed the second phase of its Flex Portfolio disposition, selling the Northern Westchester Portfolio for $488M Subsequent to quarter-end, the Company acquired Soho Lofts, a 377-unit community in Jersey City, for $264M. The acquisition, which was funded by 1031 proceeds, represents the Company’s continued strategy of concentrating investment in our core market: the NJ Waterfront • • • • 150 JFK Pkwy, Short Hills, NJ CLI Company Highlights 1Q 2019 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Core FFO per Diluted Share [(1)]	0.40	0.45	0.43	0.45	0.50
Net Income per Diluted Share	2.66	0.45	(0.05)	(0.05)	0.45
Market Value of Equity [(2)]	$2,606,635	$2,300,227	$2,445,549	$2,322,868	$1,893,848
→ Common Equity (Includes OP Units)	2,227,440	1,969,768	2,137,674	2,039,203	1,676,855
→ Preferred Equity (Rockpoint)	326,871	278,135	255,551	231,341	164,669
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	50,320	42,150	43,243	20,959	21,003
Total Debt, Net	2,686,316	2,792,651	2,807,718	2,646,436	2,615,211
Total Market Capitalization	5,343,271	5,135,027	5,296,510	4,990,263	4,530,061
Shares and Units:					
Common Shares Outstanding	90,325,783	90,320,306	90,307,280	90,286,268	90,136,278
Common Units Outstanding	10,009,355	10,229,349	10,241,849	10,266,143	10,269,204
Combined Shares and Units	100,335,138	100,549,656	100,549,129	100,552,411	100,405,482
Weighted Average - Diluted [(2)]	100,953,698	100,844,973	100,711,806	100,597,697	100,603,901
Common Share Price ($'s):					
At the End of the Period	$22.20	$19.59	$21.26	$20.28	$16.71
High During Period	22.55	22.26	21.92	20.86	21.98
Low During Period	18.74	19.02	18.92	16.23	15.86
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	9.5x	9.3x	10.0x	9.7x	8.8x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	8.8x	8.7x	8.9x	8.6x	7.9x
→ Net Debt to Adjusted EBITDA - Office Portfolio	7.3x	7.8x	8.3x	8.1x	7.5x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	15.2x	13.7x	15.8x	16.7x	14.1x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	12.9x	11.4x	10.9x	10.9x	9.8x
Interest Coverage Ratio	2.8x	3.1x	3.3x	3.5x	3.7x
Fixed Charge Coverage Ratio	2.1x	2.2x	2.2x	2.3x	2.5x
Total Debt/Total Market Capitalization	50.9%	54.4%	53.0%	53.0%	57.7%
Total Debt/Total Book Capitalization	50.3%	55.2%	55.6%	54.5%	54.3%
Total Debt/Total Undepreciated Assets	43.3%	45.3%	45.8%	44.6%	44.5%
Secured Debt/Total Undepreciated Assets	24.6%	23.2%	22.3%	20.6%	20.1%

Notes:

See supporting "Key Metrics" notes on page 42.

1Q 2019 CLI Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	NAV Calculation [2] 1Q 2019 Annualized NOI [1]	Cap Rate	Gross Asset Value (A)	Gross Per SF / Unit [10]	Property Debt (B)	Third Party Interests (C)	Discounting [12] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3] High	Low
Office Portfolio	**MSF**										
Hudson Waterfront (Jersey City, Hoboken)	4.908	$74.2	4.2%	$1,780	*$363*	($250)	$0	$0	$1,530	$1,773	$1,339
Class A Suburban (Metropark, Short Hills)	2.155	42.4	6.6%	644	*299*	(125)	0	0	519	572	474
Suburban	4.047	54.5	8.9%	614	*152*	0	0	0	614	650	581
Subtotal [1][4]	**11.110**	**$171.1**		**$3,038**	***$273***	**($375)**	**$0**	**$0**	**$2,663**	**$2,995**	**$2,394**
Non-Core [5]	0.507			48		0	0	0	48	48	48
Hotel and Other JV Interests [6]				176		(113)	(33)	0	30	30	30
Harborside Plaza 4				90		0	0	0	90	90	90
Wegman's & Retail [1][7]				56		0	0	0	56	56	56
Land [8]				33		0	0	0	33	33	33
Repositioning Properties [9]				30		0	0	0	30	30	30
1031 Balances & Other Receivables (at cost)				279		0	0	0	279	279	279
Office - Asset Value	**11.617**			**$3,749**		**($488)**	**($33)**	**$0**	**$3,229**	**$3,561**	**$2,960**
Less: Office Unsecured Debt									(1,165)	(1,165)	(1,165)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV	**11.617**								**$2,011**	**$2,343**	**$1,742**
Residential Portfolio	**Units**	**Stabilized NOI**									
Operating Properties - Wholly-Owned/Consolidated	4,268	$94.1	4.8%	$1,941	*$455*	($1,082)	($45)	($5)	$809	$908	$740
Operating Properties - Unconsolidated JVs [10]	2,611	55.6	4.5%	1,245	*477*	(619)	(318)	(5)	303	339	267
In-Construction Properties [11]	1,571	46.6	5.2%	891	*567*	(424)	(88)	(79)	300	322	263
Land [9]	8,686			471	*54*	0	(103)	0	368	386	349
Fee Income Business, Tax Credit, & Excess Cash				35					35	35	35
Residential - Asset Value [13]	**17,136**			**$4,583**		**($2,125)**	**($554)**	**($89)**	**$1,815**	**$1,990**	**$1,654**
Less: Rockpoint Interest									(327)	(333)	(323)
Plus: Additional Residential Holdings	750			117	*156*	0	0	0	117	124	112
Total Residential NAV	**17,886**			**$4,700**		**($2,125)**	**($554)**	**($89)**	**$1,605**	**$1,781**	**$1,443**
Total Mack-Cali NAV									**$3,616**	**$4,124**	**$3,185**
Approximate NAV / Share (100.9MM shares) [14]									***$35.82***	***$40.85***	***$31.54***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

1Q 2019 CLI Company Highlights 7

Net Asset (Unaudited) Value – Residential Breakdown $ in millions Top NAV (net equity) Contributors NAV by Market Operating Properties Urby Ha rb ors i d e Mon a co Al te rra at Ove rl o ok Ri d ge Ports i de 7 & 5/6 at Ea s t Pi e r Ri ve r Ho us e 11 Subtotal Current/Future Development Properties $185 168 98 95 76 $622 12% 10% 6% 6% 5% 40% New York Metro Washington, D.C. 6.3% 1.0% Philadelphia Metro 1.0% Pl a za 8/9 (l a nd ) Ma rri ott Hote l s at Po rt I mp e ri a l Bu ilding 9 at Po rt I mp e ri a l Urby Futu re Pha s e s 25 Ch ri s to ph e r Col u mbu s Subtotal Top Contributing Assets $113 91 84 83 72 $443 $1,065 7% 6% 5% 5% 4% 28% 67% NJ Corridor 8.6% Boston Metro 21.4% Hudson River Waterfront 61.7% Gross Portfolio Value Stabilized Gross Asset Value Le s s : Di s cou nt for CI P Di s cou nte d Gros s Asse t Va l u e $4,700 (89) $4,611 Le s s : Exi s ti ng De b t Le s s : 3rd Pa rty Inte re s ts Le s s : Rockpo i nt Sha re MCRC Share of Residential NAV (2,125) (554) (327) $1,605 See footnotes and “Information About Net Asset Value (NAV)” on pages 9 and 10. 1Q 2019CLI Company Highlights8

Notes: Net Asset Value

(Unaudited)

1) Reflects 1Q 2019 Annualized Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease-up. See Information About Net Operating Income on page 45.

2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

4)

	Rentable Area (MSF)	1Q 2019 Annualized Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.908	$74.21	4.17%	$38.82	$46.62	92.00%	6.00%	7.00%	$1,780	$363
Class A Suburban	2.155	42.37	6.58%	37.98	40.70	92.50%	7.00%	8.00%	644	299
Suburban	4.047	54.53	8.88%	28.32	30.88	88.00%	8.00%	9.00%	614	152
Subtotal	**11.110**	**$171.11**		**$34.83**	**$39.74**				**$3,038**	**$273**

The year one cap rate, applied to the 1Q 2019 Annualized Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 45.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations.

5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties.

6) Includes the Company's ownership interests in the Hyatt Regency Jersey City and two office joint venture properties.

7) Wegman's $35 million asset value calculated using $1.56 million projected 2019 cash NOI capped at 4.5%. 24 Hour Fitness $21 million asset value calculated using $1.06 million projected 2019 cash NOI capped at 5%. See Information About Net Operating Income on page 45.

1Q 2019 CLI Company Highlights 9

Notes: Net Asset Value (Unaudited) certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. 8) The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for 9) Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 45. The residential valuation analysis totals to a Roseland NAV of $1,814,000,000 and additional Mack-Cali residential holdings of $118,000,000 or an aggregate $1,932,000,000, with the company’s share of this NAV of $1,605,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $327,000,000 attributable to Rockpoint's noncontrolling interest. The decrease in the approximate NAV per share of $0.27 from December 31, 2018 to March 31, 2019 is due primarily to revaluing of the company’s interest in certain unconsolidated joint ventures and land parcels as well as significant transaction costs associated with the sale of the remaining Flex portfolio. 10) 11) 12) 13) 14) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. CLI Company Highlights 1Q 2019 10

Balance Sheet

$ in thousands
(unaudited)

	1Q 2019				1Q 2018
	Office/Corp.	Roseland	Elim./Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$242,225	$242,260	-	$484,485	$416,736
Buildings and improvements	2,199,606	1,414,393	-	3,613,999	3,284,289
Tenant improvements	295,010	1,406	-	296,416	311,778
Furniture, fixtures and equipment	5,289	43,973	-	49,262	32,059
Land and improvements held for development	182,950	304,903	-	487,853	492,754
Development and construction in progress	56,074	249,040	-	305,114	573,030
	2,981,154	2,255,975	-	5,237,129	5,110,646
Less – accumulated depreciation and amortization	(842,892)	(92,447)	-	(935,339)	(1,055,562)
	2,138,262	2,163,528	-	4,301,790	4,055,084
Rental property held for sale, net	33,239	-		33,239	38,556
Net Investment in Rental Property	2,171,501	2,163,528	-	4,335,029	4,093,650
Cash and cash equivalents	8,100	3,961	-	12,061	25,307
Restricted cash	12,140	8,421	-	20,561	34,830
Investments in unconsolidated joint ventures	10,865	202,096	-	212,961	249,513
Unbilled rents receivable, net	89,122	2,724	-	91,846	98,418
Deferred charges, goodwill and other assets, net [1]	550,571	57,146	(13,093)	594,624	306,557
Accounts receivable, net of allowance for doubtful accounts of $602 and $1,108	4,690	2,512	-	7,202	7,331
Total Assets	$2,846,989	2,440,388	(13,093)	$5,274,284	$4,815,606
LIABILITIES & EQUITY					
Senior unsecured notes, net	$570,607	-	-	$570,607	$569,438
Unsecured revolving credit facility and term loans	588,805	-	-	588,805	863,738
Mortgages, loans payable and other obligations, net	385,164	1,141,741	-	1,526,905	1,182,035
Note payable to affiliate	-	13,093	(13,093)	-	-
Dividends and distributions payable	21,341	-	-	21,341	21,357
Accounts payable, accrued expenses and other liabilities	118,359	78,348	-	196,707	198,005
Rents received in advance and security deposits	26,614	6,526	-	33,140	40,610
Accrued interest payable	11,653	2,764	-	14,417	14,186
Total Liabilities	$1,722,543	1,242,472	(13,093)	2,951,922	2,889,369
Commitments and contingencies	-	-	-	-	-
Redeemable noncontrolling interests	52,324	326,871	-	379,195	225,326
Total Stockholders'/Members Equity	881,796	822,222	-	1,704,018	1,508,091
Noncontrolling interests in subsidiaries:					
Operating Partnership	188,829	-	-	188,829	171,817
Consolidated joint ventures	1,497	48,823	-	50,320	21,003
Total Noncontrolling Interests in Subsidiaries	190,326	48,823	-	239,149	192,820
Total Equity	1,072,122	871,045	-	1,943,167	1,700,911
Total Liabilities and Equity	2,846,989	2,440,388	(13,093)	$5,274,284	$4,815,606

Notes: See supporting "Balance Sheet" notes on page 42 for more information.

1Q 2019 CLI Company Highlights 11

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	1Q 2019 Office/ Corp.	1Q 2019 Roseland	1Q 2019 Total	4Q 2018	3Q 2018	2Q 2018	1Q 2018
REVENUES							
Revenue from leases:							
Base rents	$85,290	$27,620	$112,910	$112,497	$107,239	$103,584	$112,902
Escalations and recoveries from tenants	8,972	1,133	10,105	8,373	12,656	10,301	12,791
Real estate services	112	3,730	3,842	3,927	4,432	4,074	4,661
Parking income	2,256	2,685	4,941	5,534	5,499	5,757	5,327
Hotel income	-	283	283	-	-	-	-
Other income	1,260	908	2,168	2,605	2,288	2,873	3,286
Total revenues	**$97,890**	**$36,359**	**$134,249**	**$132,936**	**$132,114**	**$126,589**	**$138,967**
EXPENSES							
Real estate taxes	$12,508	$4,569	$17,077	$12,548	$15,680	$17,966	$18,361
Utilities	8,685	1,766	10,451	9,005	9,990	7,555	12,504
Operating services	17,519	7,443	24,962	26,962	27,107	22,939	25,618
Real estate service expenses	53	4,213	4,266	4,223	4,400	4,360	4,936
Leasing personnel costs	742	-	742	-	-	-	-
General and administrative	9,397	3,196	12,593	12,828	11,620	13,455	16,085
Depreciation and amortization	32,989	15,057	48,046	46,324	45,813	41,413	41,297
Land impairments	-	-	-	24,566	-	-	-
Total expenses	**$81,893**	**$36,244**	**$118,137**	**$136,456**	**$114,610**	**$107,688**	**$118,801**
Operating Income	**$15,997**	**$115**	**$16,112**	**($3,520)**	**$17,504**	**$18,901**	**$20,166**
OTHER (EXPENSE) INCOME							
Interest expense	(15,707)	(9,067)	($24,774)	($23,586)	($21,094)	($18,999)	($20,075)
Interest and other investment income (loss)	673	151	824	769	851	641	1,128
Equity in earnings (loss) of unconsolidated joint ventures	721	(1,402)	(681)	(960)	(687)	(52)	1,572
Gain on change of control of interests	-	13,790	13,790	-	14,217	-	-
Realized gains (losses) and unrealized losses on disposition	268,096	13	268,109	49,342	(9,102)	1,010	58,186
Gain on sale of land/other	-	-	-	30,939	-	-	-
Gain on sale of investment in unconsolidated joint venture	903	-	903	-	-	-	-
Gain (loss) from early extinguishment of debt, net	1,311	-	1,311	(461)	-	-	(10,289)
Total other income (expense)	**255,997**	**3,485**	**259,482**	**56,043**	**(15,815)**	**(17,400)**	**30,522**
Net income	**271,994**	**3,600**	**275,594**	**52,523**	**1,689**	**1,501**	**50,688**
Noncontrolling interest in consolidated joint ventures	-	1,248	$1,248	$640	$451	$95	$30
Noncontrolling interest in Operating Partnership	(27,680)	-	(27,680)	(4,953)	167	142	(4,883)
Redeemable noncontrolling interest	(455)	(4,212)	(4,667)	(4,406)	(3,785)	(2,989)	(2,799)
Net income available to common shareholders	**243,859**	**636**	**244,495**	**43,804**	**(1,478)**	**(1,251)**	**43,036**
Basic earnings per common share:							
Net income available to common shareholders			$2.67	$0.45	($0.05)	($0.05)	$0.45
Diluted earnings per common share:							
Net income available to common shareholders			$2.66	$0.45	($0.05)	($0.05)	$0.45
Basic weighted average shares outstanding			90,498	90,488	90,468	90,330	90,263
Diluted weighted average shares outstanding			100,943	100,845	100,712	100,598	100,604

1Q 2019 CLI Company Highlights 12

FFO, Core FFO & AFFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Net income (loss) available to common shareholders	$244,495	$43,804	($1,478)	($1,251)	$43,036
Add (deduct): Noncontrolling interest in Operating Partnership	27,680	4,953	(167)	(142)	4,883
Real estate-related depreciation and amortization on continuing operations [1]	50,168	49,578	49,433	45,781	45,602
Gain on change of control of interests	(13,790)	-	(14,217)	-	-
Gain on sale of investment in unconsolidated joint venture	(903)	-	-	-	-
Realized gains and unrealized losses on disposition of rental property, net	(268,109)	(49,342)	9,102	(1,010)	(58,186)
Funds from operations [2]	$39,541	$48,993	$42,673	$43,378	$35,335
Add/Deduct:					
(Gain)/Loss from extinguishment of debt, net	($1,311)	$461	-	-	$10,289
Dead deal costs	-	893	-	-	-
Land impairments	-	24,566	-	-	-
Gain on disposition of developable land	-	(30,939)	-	-	-
Severance/separation costs on management restructuring	1,562	450	640	1,795	5,052
Management contract termination costs	1,021	-	-	-	-
New payroll tax consulting costs	-	903	-	-	-
Core FFO	$40,813	$45,327	$43,313	$45,173	$50,676
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($2,855)	($4,204)	($1,901)	$249	($2,742)
Amortization of market lease intangibles, net [4]	(1,037)	(1,054)	(892)	(1,313)	(2,130)
Amortization of lease inducements	304	166	214	258	294
Amortization of stock compensation	2,010	2,064	1,897	783	2,657
Non-real estate depreciation and amortization	539	557	535	536	511
Amortization of debt discount/(premium) and mark-to-market, net	(237)	(237)	(238)	(237)	(237)
Amortization of deferred financing costs	1,189	1,486	1,302	1,145	1,096
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(2,932)	(2,639)	(2,208)	(723)	(1,666)
Tenant improvements and leasing commissions [5]	(7,931)	(11,429)	(4,467)	(17,939)	(4,468)
Tenant improvements and leasing commissions on space vacant for more than one year	(3,482)	(8,433)	(7,782)	(6,851)	(7,695)
Adjusted FFO [2]	$26,381	$21,604	$29,773	$21,081	$36,296
Core FFO (calculated above)	$40,813	$45,327	$43,313	$45,173	$50,676
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	$681	$960	$687	$52	($1,572)
Equity in earnings share of depreciation and amortization	(2,662)	(3,810)	(4,155)	(4,903)	(4,815)
Add-back:					
Interest expense	24,774	23,585	21,093	18,999	20,075
Recurring JV distributions [6]	3,119	3,292	4,908	4,585	6,690
Income (loss) in noncontrolling interest in consolidated joint ventures	(1,248)	(640)	(451)	(95)	(30)
Redeemable noncontrolling interest	4,667	4,406	3,785	2,989	2,799
Income tax expense	43	343	215	144	-
Adjusted EBITDA	$70,187	$73,463	$69,395	$66,944	$73,823
Net debt at period end [7]	$2,653,693	$2,743,096	$2,776,776	$2,616,772	$2,589,903
Net debt to Adjusted EBITDA	9.5x	9.3x	10.0x	9.7x	8.8x
Diluted weighted average shares/units outstanding [8]	100,943	100,845	100,712	100,598	100,604
Funds from operations per share-diluted	$0.39	$0.49	$0.42	$0.43	$0.35
Core Funds from Operations per share/unit-diluted	$0.40	$0.45	$0.43	$0.45	$0.50
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 15.

1Q 2019 CLI Company Highlights 13

$ in thousands
(unaudited)

EBITDAre – Quarterly Comparison

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Net Income available to common shareholders	$244,495	$43,804	($1,478)	($1,251)	$43,036
Add:					
Noncontrolling interest in operating partnership	27,680	4,953	(167)	(142)	4,883
Noncontrolling interest in consolidated joint ventures (a)	(1,248)	(640)	(451)	(95)	(30)
Redeemable noncontrolling interest	4,667	4,406	3,785	2,989	2,799
Interest expense	24,774	23,586	21,094	18,999	20,075
Income tax expense	43	343	267	144	30
Depreciation and amortization	48,046	46,324	45,813	41,413	41,297
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net	(268,109)	(49,342)	9,102	(1,010)	(58,186)
(Gain)/loss on sale of investment in unconsolidated joint ventures	(903)	-	-	-	-
(Gain)/loss on change of control of interest	(13,790)	-	(14,217)	-	-
Equity in (earnings) loss of unconsolidated joint ventures	681	960	687	52	(1,572)
Add:					
Company's share of property NOI's in unconsolidated joint ventures [1]	7,385	9,028	8,802	10,193	11,059
EBITDAre	$73,721	$83,422	$73,237	$71,292	$63,391
Add:					
Loss from extinguishment of debt, net	(1,311)	461	-	-	10,289
Severance/Separation costs on management restructuring	1,562	450	640	1,795	5,052
Management contract termination costs	1,021	-	-	-	-
Dead deal costs	-	893	-	-	-
Land impairments	-	24,566	-	-	-
Gain on disposition of developable land	-	(30,939)	-	-	-
New payroll tax consulting costs	-	903	-	-	-
Adjusted EBITDAre	$74,993	$79,756	$73,877	$73,087	$78,732
Noncontrolling interests in consolidated joint ventures (a):					
Marbella	(583)	(590)	(363)	-	-
M2 at Marbella	(496)	-	-	-	-
Port Imperial Garage South	(94)	(5)	(60)	(60)	(84)
Port Imperial Retail South	(7)	(4)	(5)	(12)	(11)
Residence Inn Hotel	(19)	-	-	-	-
Other consolidated joint ventures	(49)	(41)	(23)	(23)	65
Net losses in noncontrolling interests	**($1,248)**	**($640)**	**($451)**	**($95)**	**($30)**
Add:					
Depreciation in noncontrolling interest in consolidated JV's	1,522	955	659	84	83
Funds from operations - noncontrolling interest in consolidated JV's	**$274**	**$315**	**$208**	**($11)**	**$53**
Add:					
Interest expense in noncontrolling interest in consolidated JV's	691	484	367	132	133
Net operating income before debt service in consolidated JV's	**$965**	**$799**	**$575**	**$121**	**$186**

Notes:
(1) See unconsolidated joint venture NOI details on page 20 for 1Q 2019.
See Information About EBITDAre on page 15.

1Q 2019 CLI Company Highlights 14

FFO, Core FFO & AFFO (Notes) Notes (1)Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,661 and $4,815 for the three months ended March 31, 2019 and 2018, respectively. Excludes non-real estate-related depreciation and amortization of $539 and $511 for the three months ended March 31, 2019 and 2018, respectively. (2)Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3)Includes free rent of $4,832 and $6,375 for the three months ended March 31, 2019 and 2018, respectively. Also includes the Company's share from unconsolidated joint ventures of ($229) and ($438) for the three months ended March 31, 2019 and 2018. (4)Includes the Company's share from unconsolidated joint ventures of $0 and $80 for the three months ended March 31, 2019 and 2018, respectively. (5)Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6)1Q 2018 includes $2.6 million of the Company’s share of its first annual sale of an economic tax credit certificate associated with the Urby Harborside joint venture from the State of New Jersey to a third party. (7)Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (8)Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (10,164 and 10,242 shares for the three months ended March 31, 2019 and 2018, respectively). Information About FFO, Core FFO and AFFO Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non- cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About EBITDAre EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 1Q 2019CLI Company Highlights15

Same Store Performance

$ in thousands

Office Same Store

	For the Three Months Ended			
	1Q 2019	1Q 2018	Change	% Change
Total Property Revenues (GAAP)	$80,226	$86,830	($6,604)	(7.6%)
Real Estate Taxes	$10,386	$11,547	($1,161)	(10.1%)
Utilities	6,953	8,211	(1,258)	(15.3%)
Operating Services	14,546	14,804	(258)	(1.7%)
Total Property Expenses	$31,885	$34,562	($2,677)	(7.7%)
Same Store GAAP NOI [(a) (1)]	**$48,341**	**$52,268**	**($3,927)**	**(7.5%)**
Less: straight-lining of rents adj. and FAS 141	$3,838	$5,234	($1,396)	(26.7%)
Same Store Cash NOI [(b) (1)]	$44,503	$47,034	($2,531)	(5.4%)
Total Properties	43	43	-	-
Total Square Footage	10,830,735	10,830,735	-	-
% Leased	81.8%	84.4%	-	(2.6%)

Residential Same Store [(2)]

	For the Three Months Ended			
	1Q 2019	1Q 2018	Change	% Change
Total Property Revenues	$32,202	$31,220	$982	3.1%
Real Estate Taxes	$4,007	$3,874	$133	3.4%
Operating Expenses	8,063	7,971	92	1.1%
Total Property Expenses	12,070	11,845	224	1.9%
Same Store GAAP NOI [(a)]	**$20,132**	**$19,375**	**$758**	**3.9%**
Total Units	5,673	5,673	-	-
% Leased	96.0%	96.8%	-	(0.8%)

Notes:

(a) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

(b) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

(1) Harborside Plaza 1 is being removed from service in 2019.

(2) Values represent the Company's pro rata ownership of operating portfolio.

1Q 2019 CLI Company Highlights 16

Debt Summary & Maturity Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations [1]	$1,160,000	42.94%	3.73%	2.17
Fixed Rate Secured Debt	1,359,798	50.34%	3.86%	6.53
Subtotal: Fixed Rate Debt	**$2,519,798**	**93.28%**	**3.80%**	**4.52**
Variable Rate Debt				
Variable Rate Secured Debt	$176,548	6.54%	5.83%	0.49
Variable Rate Unsecured Debt [2]	5,000	0.19%	3.79%	1.82
Subtotal: Variable Rate Debt	**$181,548**	**6.72%**	**5.77%**	**0.52**
Totals/Weighted Average	**$2,701,346**	**100.00%**	**3.93%** [3]	**4.26**
Adjustment for Unamortized Debt Discount	(2,671)			
Unamortized Deferred Financing Costs	(12,358)			
Total Consolidated Debt, net	**$2,686,317**			
Partners' Share	(74,786)			
CLI Share of Total Consolidated Debt, net [a]	**$2,611,531**			
Unconsolidated Secured Debt				
CLI Share	$356,555	48.83%	4.06%	7.15
Partners' Share	$373,620	51.17%	4.06%	7.15
Total Unconsolidated Secured Debt	**$730,175**	**100.00%**	**4.06%**	**7.15**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
2019	176,548	49	176,597	5.83%
2020	585,000 [1]	2,903	587,903	3.38%
2021	173,800	3,227	177,027	3.21%
2022	300,000	3,284	303,284	4.60%
2023	333,998	3,412	337,410	3.53%
Thereafter	1,108,929	7,230	1,116,159	3.98%
Subtotal	**$2,678,275**	**$20,105**	**2,698,380**	**3.93%**
Adjustment for unamortized debt discount/premium	-	(2,671)	(2,671)	
Unamortized mark-to-market	-	2,965	2,965	
Unamortized deferred financing costs	-	(12,358)	(12,358)	
Totals/Weighted Average	**$2,678,275**	**$8,041**	**$2,686,316**	**3.93%** [3]

Notes:

(a) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.8 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.

See supporting "Debt Summary & Maturity Schedule" notes on page 42.

1Q 2019 CLI Company Highlights 17

Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	March 31, 2019	December 31, 2018	Date of Maturity
OFFICE PORTFOLIO					
Secured Debt					
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
Principal balance outstanding			374,500	374,500	
Unamortized deferred financing costs			(2,429)	(2,509)	
Total Secured Debt - Office Portfolio			**$372,071**	**$371,991**	
Senior Unsecured Notes: [2][3]					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(2,671)	(2,838)	
Unamortized deferred financing costs			(1,722)	(1,848)	
Total Senior Unsecured Notes, net:			**$570,607**	**$570,314**	
Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	$260,000	$350,000	01/07/20 [4]
2017 Unsecured Term Loan	13 Lenders	3.46%	325,000	325,000	01/25/20 [4]
Revolving Credit Facilities	13 Lenders	LIBOR +1.30%	5,000	117,000	01/25/21
Unamortized deferred financing costs			(1,195)	(1,061)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$588,805**	**$790,939**	
Total Debt - Office Portfolio			**$1,531,483**	**$1,733,244**	
RESIDENTIAL PORTFOLIO					
Secured Construction Loans					
Marriott Hotels at Port Imperial (F.K.A. Port Imperial 4/5 Hotel)	Fifth Third Bank & Santander	LIBOR+4.50%	$76,665	$73,350	10/06/19
Signature Place (F.K.A. 250 Johnson)	M&T Bank	LIBOR+2.35%	42,000	41,769	05/20/19
145 Front at City Square (F.K.A. Worcester)	Citizens Bank	LIBOR+2.50%	57,883	56,892	12/10/19
Total Secured Construction Debt			**$176,548**	**$172,011**	
Secured Permanent Loans					
Park Square	Wells Fargo Bank N.A.	LIBOR+1.87%	-	$25,167	N/A
Monaco	Northwestern Mutual Life	3.15%	167,966	168,370	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,984	4,000	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Alterra I & II	Capital One/FreddieMac	3.85%	100,000	100,000	02/01/24
The Chase at Overlook Ridge	New York Community Bank	3.74%	135,750	135,750	01/01/25
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
Marbella	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
M2 at Marbella	New York Life Insurance Co.	4.29%	117,000	-	08/10/26
Quarry Place at Tuckahoe (F.K.A 150 Main Street)	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
RiverHouse 11 at Port Imperial (F.K.A. Port Imperial South 11)	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			985,298	893,885	
Unamortized deferred financing costs			(7,012)	(6,489)	
Total Secured Permanent Debt			**$978,286**	**$887,396**	
Total Debt - Residential Portfolio			**$1,154,834**	**$1,059,407**	
Total Debt:			**$2,686,317**	**$2,792,651**	

Notes:

See supporting "Debt Profile" notes on page 42.

1Q 2019 CLI Company Highlights 18

2019/2020 Debt Maturities $ in thousands LTV (1) Type 3/31/2019 Loan Balance Maturity Prepayment Se cured Debt Consolidated Debt Res identia l Signa ture Pla ce Ma rriott Hotels at Port Imperia l 145 Front at City Squa re Tota l Cons olida ted Res identia l Cons truction Loa n Cons truction Loa n Cons truction Loa n 42,000 76,665 57,883 $176,548 42,000 94,000 58,000 5/20/2019 10/6/2019 12/10/2019 One 1-yea r option Two 1-yea r options Two 1-yea r options 60.71% 50.61% 50.05% 52.83% Total Consolidated Secured $176,548 52.83% Unconsolidated Debt Res identia l Shops at 40 Pa rk Crys ta l Hous e Metropolita n at 40 Pa rk Tota l Uncons olida ted Res identia l Perma nent Loa n Perma nent Loa n Perma nent Loa n $6,067 161,994 35,800 $203,861 - - - 9/12/2019 4/1/2020 9/1/2020 - - One 5-yea r option 40.75% 53.47% 54.79% 53.32% Total Unconsolidated Secured $203,861 53.32% Total Secured Debt $380,409 53.09% Unsecured Debt 2016 Uns ecured Term Loa n (2) 2017 Uns ecured Term Loa n Total Unsecured $260,000 325,000 $585,000 - - 1/7/2020 1/25/2020 One 1-yea r options Two 1-yea r options - - - Notes: See supporting “2019/2020 Debt Maturities” notes on page 42. 1Q 2019CLI Company Highlights19 Balance at Maximum Date of Extension Option/

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	1Q 2019 GAAP NOI [a]	Total Debt	GAAP NOI After Debt Service [b]	CLI Share of GAAP NOI [c]	CLI Share of Debt	CLI GAAP NOI After Debt Service [d]	CLI 1Q 2019 FFO
Operating Properties										
Residential										
Metropolitan & Shops at 40 Park	130	98.5%	25.0%	1,060	41,867	714	265	10,466	113	45
Metropolitan Lofts	59	100.0%	50.0%	376	13,145	220	188	6,572	110	106
RiverTrace at Port Imperial	316	95.6%	22.5%	1,773	82,000	1,115	399	18,450	251	248
Crystal House	825	94.9%	25.0%	3,062	161,994	1,778	766	40,498	445	435
Riverpark at Harrison	141	97.2%	45.0%	411	29,678	136	185	13,355	61	60
Station House	378	96.8%	50.0%	1,752	98,101	570	876	49,050	285	266
Urby Harborside	762	95.9%	85.0%	4,147	192,000	1,652	3,525	163,200	1,404	1,363
Subtotal - Residential	**2,611**	**96.0%**	**47.5%**	**$12,581**	**$618,785**	**$6,185**	**$6,204**	**$301,591**	**$2,669**	**$2,522**
Office										
12 Vreeland	139,750	100.0%	50.0%	345	7,499	291	173	3,749	146	129
Offices at Crystal Lake	106,345	93.2%	31.3%	345	3,891	299	107	1,215	93	93
Subtotal - Office	**246,095**	**97.1%**	**41.9%**	**$690**	**$11,390**	**$590**	**$280**	**$4,964**	**$239**	**$222**
Retail/Hotel										
Riverwalk Retail	30,745	63.1%	20.0%	132	-	132	26	-	26	1
Hyatt Regency Jersey City	351	75.2%	50.0%	610	100,000	(307)	305	50,000	(154)	638
Subtotal - Retail/Hotel		**73.0%**	**44.7%**	**$742**	**$100,000**	**($175)**	**$331**	**$50,000**	**($128)**	**$639**
Total Operating			**47.0%**	**$14,013**	**$730,175**	**$6,600**	**$6,815**	**$356,555**	**$2,780**	**$3,383**
M2	311	94.5%	24.3%	$616	N/A	N/A	150	N/A	N/A	$83
Red Bank Corporate Plaza	92,878	N/A	50.0%	264	N/A	N/A	132	N/A	N/A	75
Total Transaction Properties [2]				**$880**			**$282**			**$158**
Other Unconsolidated JVs				$576	-	$576	$288	-	$288	($39)
Total Unconsolidated JVs [3]				**$15,469**	**$730,175**	**$7,176**	**$7,385**	**$356,555**	**$3,068**	**$3,503**

Notes:
(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.
(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.
(c) GAAP NOI at Company's ownership interest in the joint venture property.
(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $4,209,000 for 1Q 2019.

See supporting "Unconsolidated Joint Ventures" notes on page 42 and Information About Net Operating Income (NOI) on page 45.

1Q 2019 CLI Company Highlights 20

Transaction Office Portfolio Activity $ in thousands (incl. per unit values) except per SF 1Q 2019 Acquis itions 99 Wood Ave. South 1Q 2019 Acquisitions Is elin, NJ 02/06/19 1 1 271,988 271,988 83.8% 83.8% $61,500 $61,500 $226 $226 7.2% 1Q 2019 Dis pos itions 721 Route 202/206 2115 Linwood Ave. 201 Littleton Ave. 141 Wes t Front St. 320 & 321 Univers ity Ave. Northern Wes tches ter Portfolio 1Q 2019 Dispositions Bridgewa ter, NJ Fort Lee, NJ Morris Pla ins , NJ Red Ba nk, NJ Newa rk, NJ Va rious NY / CT 01/11/19 01/22/19 02/27/19 02/28/19 03/13/19 03/29/19 1 1 1 1 2 56 62 192,741 68,000 88,369 92,878 147,406 3,148,512 3,737,906 0.0% 86.1% 37.3% 63.7% 0.0% 91.1% 80.8% $6,000 16,088 5,250 22,000 26,015 487,500 $562,853 $31 237 59 237 176 155 $151 5.4% Residential Portfolio 1Q 2019 Acquis itions M2 a t Ma rbella (2) 1Q 2019 Acquisitions (3) Jers ey City, NJ 01/31/19 1 1 311 311 94.5% 94.5% $195,000 $195,000 $627 $627 4.6% 1Q 2019 Dis pos itions Pa rk Squa re 1Q 2019 Dispositions Ra hwa y, NJ 01/16/19 1 1 159 159 96.9% 96.9% $34,900 $34,900 $219 $219 5.0% Notes: (1) (2) Represents 100% of asset value. CLI purchased Prudential’s 50 percent membership interest and preferred capital account in M2 for approximately $77.5 million, of which approximately $43.3 million was funded by placing new permanent debt on the asset. CLI purchased the remaining 10 percent interest in the Marriott Hotels at Port Imperial for approximately $6.0 million on March 26, 2019. (3) See supporting “Transaction Activity” notes on page 42. CLI Company Highlights 1Q 2019 21 Number of Percenta ge Gross Asset Price Per Weighted Average Location Transaction Date Buildings Units / Keys Leased Value (1) Unit Cap Rate (2) Number of Transaction Price Per Weighted Average Location Transaction Date Buildings SF Occupancy % Value (1) SF Cap Rate (3)

Guidance Assumptions $ in millions (incl. per unit values) except per SF Office Occupancy (% year-end leased) Office Same Store GAAP NOI Growth Office Same Store Cash NOI Growth Multifamily Same Store GAAP NOI Growth Straight-Line Rent Adjustment & FAS 141 Mark-to-Market Rent Adjustment Dispositions (Excluding Flex) Flex Dispositions Acquisitions (1031 & Partner Buyouts) Base Building Capital Expenditures Leasing Capital Expenditures General & Administrative Expense Interest Expense Topic 842 79% (7%) (14%) 1% $17 $155 $480 $415 $8 $66 $46 $95 $2.5 83% (3%) (10%) 3% $27 $180 $480 $415 $13 $109 $51 $105 $3.5 1Q 2019CLI Company Highlights22 LowHi gh

Office Portfolio 1Q 201923

Property Listing

Waterfront

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
101 Hudson	Jersey City, NJ	1,246,283	972,196	78.0%	$37.33
Harborside 1 [2]	Jersey City, NJ	399,578	194,066	48.6%	48.13
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,276,957	85.9%	37.69
Harborside 4a	Jersey City, NJ	231,856	231,856	100.0%	37.23
Harborside 5	Jersey City, NJ	977,225	522,406	53.5%	39.97
111 River Street	Hoboken, NJ	566,215	436,535	77.1%	40.50
Total Waterfront		**4,908,379**	**3,634,016**	**74.0%**	**$38.82**

Class A Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Bridge Plaza	Fort Lee, NJ	200,000	145,968	73.0%	$30.02
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	33.08
99 Wood Avenue S	Iselin, NJ	271,988	226,492	83.3%	36.22
581 Main Street	Woodbridge, NJ	200,000	200,000	100.0%	33.44
333 Thornall Street	Edison, NJ	196,128	196,128	100.0%	35.46
343 Thornall Street	Edison, NJ	195,709	184,518	94.3%	34.89
150 JFK Parkway	Short Hills, NJ	247,476	208,306	84.2%	36.59
51 JFK Parkway	Short Hills, NJ	260,741	256,324	98.3%	53.34
101 JFK Parkway	Short Hills, NJ	197,196	194,111	98.4%	40.96
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	42.63
Total Class A Suburban		**2,155,079**	**1,997,688**	**92.7%**	**$37.98**

Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Giralda Farms	Madison, NJ	154,417	149,745	97.0%	$39.97
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	35.87
4 Gatehall Drive	Parsippany, NJ	248,480	179,717	72.3%	27.62
9 Campus Drive	Parsippany, NJ	156,495	141,913	90.7%	22.38
325 Columbia Turnpike	Florham Park, NJ	168,144	168,144	100.0%	26.75
200 Schultz Drive	Red Bank, NJ	102,018	89,477	87.7%	28.39
3600 Route 66	Neptune, NJ	180,000	180,000	100.0%	25.65
4 Campus Drive	Parsippany, NJ	147,475	119,821	81.2%	24.92
6 Campus Drive	Parsippany, NJ	148,291	125,560	84.7%	26.77
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	33.54
3 Sylvan Way	Parsippany, NJ	147,241	82,036	55.7%	30.86
5 Sylvan Way	Parsippany, NJ	151,383	142,588	94.2%	29.70
7 Sylvan Way	Parsippany, NJ	145,983	103,289	70.8%	29.80
7 Campus Drive	Parsippany, NJ	154,395	134,026	86.8%	27.10
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	41.62
8 Campus Drive	Parsippany, NJ	215,265	155,566	72.3%	31.25
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.84
100 Overlook Center	Princeton, NJ	149,600	140,509	93.9%	30.82
5 Vaughn Drive	Princeton, NJ	98,500	43,310	44.0%	30.62
1 River Center 1	Middletown, NJ	122,594	119,622	97.6%	28.79
1 River Center 2	Middletown, NJ	120,360	120,360	100.0%	27.24
1 River Center 3	Middletown, NJ	194,518	43,821	22.5%	28.13
23 Main Street [3]	Holmdel, NJ	350,000	350,000	100.0%	17.69
5 Wood Hollow Road	Parsippany, NJ	317,040	317,040	100.0%	26.05
Total Suburban		**4,047,238**	**3,359,426**	**83.0%**	**$28.32**
Total Core Office Portfolio [4]		**11,110,696**	**8,991,130**	**80.9%**	**$34.71**

Notes:

See supporting "Property Listing" notes on page 42.

1Q 2019 CLI Office Portfolio 24

2019 Expirations by Building

Asking rents on vacant space are on average 2.5% higher than expiring rents

Waterfront

Building	Location	Total SF	2019 Expirations SF	2019 Expirations % Total	2019 Expirations In-Place Rent	Current Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	0	0.0%	-	$47.00
Harborside 1	Jersey City, NJ	399,578	166,386	41.6%	50.53	47.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	45,256	3.0%	44.39	43.00
Harborside 4a	Jersey City, NJ	231,856	-	0.0%	-	44.00
Harborside 5	Jersey City, NJ	977,225	8,073	0.8%	39.73	49.00
111 River Street	Hoboken, NJ	566,215	-	0.0%	-	52.00
Total Waterfront		**4,908,379**	**219,715**	**4.5%**	**$48.87**	**$46.62**
Waterfront Vacancies		1,274,363	26.0%			

Class A Suburban

Building	Location	Total SF	2019 Expirations SF	2019 Expirations % Total	2019 Expirations In-Place Rent	Current Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	3,027	1.5%	$29.94	$32.00
101 Wood Avenue S	Iselin, NJ	262,841	6,644	2.5%	33.67	37.00
99 Wood Avenue S	Iselin, NJ	271,988	8,710	3.2%	31.74	37.00
581 Main Street	Woodbridge, NJ	200,000	7,286	3.6%	25.86	32.00
333 Thornall Street	Edison, NJ	196,128	34,641	17.7%	35.50	37.00
343 Thornall Street	Edison, NJ	195,709	5,888	3.0%	30.08	37.00
150 JFK Parkway	Short Hills, NJ	247,476	-	0.0%	-	48.00
51 JFK Parkway	Short Hills, NJ	260,741	1,591	0.6%	56.33	55.00
101 JFK Parkway	Short Hills, NJ	197,196	2,634	1.3%	39.25	45.00
103 JFK Parkway	Short Hills, NJ	123,000	-	0.0%	-	45.00
Total Class A Suburban		**2,155,079**	**70,421**	**3.3%**	**$33.79**	**$40.70**
Class A Vacancies		157,391	7.3%			

Expiring SF by Quarter

	2Q 2019	3Q 2019	4Q 2019	Remaining 2019
Waterfront	20,649	71,321	127,745	219,715
Class A Suburban	-	11,268	59,153	70,421
Suburban	157,593	76,061	37,986	271,640
Total Core Portfolio	**178,242**	**158,650**	**224,884**	**561,776**

Suburban

Building	Location	Total SF	2019 Expirations SF	2019 Expirations % Total	2019 Expirations In-Place Rent	Current Asking Rent
1 Giralda Farms	Madison, NJ	154,417	-	0.0%	-	$37.00
7 Giralda Farms	Madison, NJ	236,674	-	0.0%	-	37.00
4 Gatehall Drive	Parsippany, NJ	248,480	25,823	10.4%	27.38	30.00
9 Campus Drive	Parsippany, NJ	156,495	0	0.0%	-	27.50
325 Columbia Turnpike	Florham Park, NJ	168,144	5,405	3.2%	26.58	30.00
200 Schultz Drive	Red Bank, NJ	102,018	1,898	1.9%	29.42	30.00
3600 Route 66	Neptune, NJ	180,000	-	0.0%	-	27.50
4 Campus Drive	Parsippany, NJ	147,475	0	0.0%	-	27.50
6 Campus Drive	Parsippany, NJ	148,291	28,986	19.5%	29.00	27.50
1 Sylvan Way	Parsippany, NJ	150,557	-	0.0%	-	33.00
3 Sylvan Way	Parsippany, NJ	147,241	-	0.0%	-	33.00
5 Sylvan Way	Parsippany, NJ	151,383	9,286	6.1%	28.59	33.00
7 Sylvan Way	Parsippany, NJ	145,983	-	0.0%	-	33.00
7 Campus Drive	Parsippany, NJ	154,395	62,814	40.7%	28.08	27.50
2 Hilton Court	Parsippany, NJ	181,592	-	0.0%	-	32.00
8 Campus Drive	Parsippany, NJ	215,265	13,589	6.3%	30.85	33.00
2 Dryden Way	Parsippany, NJ	6,216	-	0.0%	-	16.50
100 Overlook Center	Princeton, NJ	149,600	0	0.0%	-	32.00
5 Vaughn Drive	Princeton, NJ	98,500	3,025	3.1%	30.35	30.00
1 River Center 1	Red Bank, NJ	122,594	0	0.0%	-	30.00
1 River Center 2	Red Bank, NJ	120,360	3,696	3.1%	28.15	30.00
1 River Center 3 & 4	Red Bank, NJ	194,518	0	0.0%	-	30.00
23 Main Street	Holmdel, NJ	350,000	-	0.0%	-	18.50
5 Wood Hollow Road	Parsippany, NJ	317,040	117,118	36.9%	27.12	28.00
Total Suburban		**4,047,238**	**271,640**	**6.7%**	**$27.86**	**$29.78**
Suburban Vacancies		687,812	17.0%			
Total Core Office Portfolio		**11,110,696**	**561,776**	**5.1%**	**$36.82**	**$37.74**
Total Core Office Vacancies		2,119,566	19.1%			

1Q 2019 CLI Office Portfolio 25

Leasing Activity

Percentage Leased Summary

	Pct. Leased 12/31/2018	Impact of Acquisition/Disposition	Impact of Leasing Activity	Pct. Leased 3/31/2019	Sq. Ft. Leased Commercial	Sq. Ft. Leased Service	Sq. Ft. Unleased
Waterfront	72.9%	0.0%	1.2%	74.0%	3,464,257	169,759	1,274,363
Class A Suburban	94.2%	10.5%	(1.5%)	92.7%	1,991,854	5,834	157,391
Suburban	82.5%	(2.1%)	0.5%	83.0%	3,205,763	153,663	687,812
Flex	92.8%	(100.0%)	(92.8%)	N/A	-	-	-
Subtotals [3]	83.1%	-21.4%	(2.1%)	80.9%	8,661,874	329,256	2,119,566
Non-Core	51.2%	(28.5%)	17.5%	68.7%	324,539	23,389	158,817
TOTALS	81.5%	(21.7%)	(1.1%)	80.4%	8,986,413	352,645	2,278,383

Summary of Leasing Transaction Activity

For the three months ended March 31, 2019

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Average Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($) [1]	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront [2]	3	114,249	114,249	-	38,083	14.2	$43.13	$9.07
Class A Suburban	3	28,278	-	28,278	9,426	7.7	32.26	5.25
Suburban	8	55,943	5,591	50,352	6,993	3.9	27.91	4.13
Subtotals	14	198,470	119,840	78,630	14,176	10.4	$37.29	$7.13
Non-Core	-	-	-	-	-	-	-	-
TOTALS	14	198,470	119,840	78,630	14,176	10.4	$37.29	$7.13

Notes:

(1) Inclusive of escalations.

(2) Waterfront transaction activity includes the Whole Foods Market grocery lease for 47,542 square feet.

(3) Percent Leased at 12/31/18 was 80.4% excluding Flex Parks.

1Q 2019 CLI Office Portfolio 26

Leasing Rollforwards For the three months ended March 31, 2019 Wa terfront Cla s s A Suburba n Suburba n Flex Pa rks Subtotals (1) Non-Core TOTALS 73.2% 94.2% 82.5% 92.8% 83.2% 51.2% 81.7% 4,884,193 1,951,091 4,135,607 3,139,212 14,110,103 708,786 14,818,889 3,577,280 1,837,963 3,410,439 2,912,883 11,738,565 362,655 12,101,220 - 203,988 (88,369) (3,139,212) (3,023,593) (202,041) (3,225,634) - 172,607 (34,001) (2,858,629) (2,720,023) (9,300) (2,729,323) (9,971) (41,160) (72,955) (107,291) (231,377) (5,427) (236,804) 66,707 28,278 55,943 53,037 203,965 - 56,736 (12,882) (17,012) (54,254) (27,412) (5,427) (32,839) 4,908,379 2,155,079 4,047,238 - 3,634,016 1,997,688 3,359,426 - 74.0% 92.7% 83.0% N/A 80.9% 68.7% 80.4% 11,110,696 506,745 11,617,441 8,991,130 347,928 9,339,058 203,965 Notes: (1) Percent Leased at 12/31/18 was 80.4% excluding Flex Parks. 1Q 2019CLI Office Portfolio27 Pct. Sq. Ft. Inventory Leased Sq. Ft. Net Sq. Ft. Pct. Leased Inventory Leased Acquired/ Acquired/ Expiring/ Incoming Leasing Inventory Leased Leased 12/31/18 12/31/18 12/31/18 Disposed Disposed Adj. Sq. Ft. Sq. Ft. Activity 03/31/19 03/31/19 03/31/19

Top 15 Tenants Merrill Lynch Pierce Fenner MUFG Ba nk LTD. John Wiley & Sons Inc. Dun & Bra ds treet Corpora tion Da iichi Sa nkyo Inc. TD Ameritra de Services Co. DB Services New Jers ey Inc. E-Tra de Fina ncia l Corpora tion KPMG LLP Vona ge America Inc. Inves tors Ba nk HQ Globa l Workpla ces LLC Plymouth Rock Ma na gement Co. Pfizer Inc. Sumitomo Mits ui Ba nking Corp. Totals 3 1 1 2 1 1 1 1 2 1 3 6 1 1 1 11,168,730 11,145,091 10,888,238 7,464,280 6,773,878 6,762,294 6,453,195 5,290,600 5,181,897 4,732,000 4,571,814 4,454,938 4,351,725 4,306,008 4,156,989 97,701,677 3.8% 3.8% 3.7% 2.6% 2.3% 2.3% 2.2% 1.8% 1.8% 1.6% 1.6% 1.5% 1.5% 1.5% 1.4% 33.4% 430,926 282,606 290,353 192,280 171,900 193,873 125,916 132,265 120,947 350,000 144,552 137,630 129,786 113,316 111,105 2,927,455 4.8% 3.1% 3.2% 2.1% 1.9% 2.2% 1.4% 1.5% 1.3% 3.9% 1.6% 1.5% 1.4% 1.3% 1.2% 32.4% (3) (4) 2033 2023 2022 2020 2019 2030 (5) 2023 (6) (7) 2031 2024 2036 Notes: See supporting “Top 15 Tenants” notes on page 43. 1Q 2019CLI Office Portfolio28 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2019						
Waterfront	7	219,715	2.5	9,944,682	45.26	3.5
Class A Suburban	11	70,421	0.8	2,240,436	31.81	0.7
Suburban	19	271,640	3.0	7,248,516	26.68	2.5
Subtotal	37	561,776	6.3	19,433,634	34.59	6.7
Non-Core	6	57,532	0.6	1,535,216	26.68	0.5
TOTAL – 2019	43	619,308	6.9	20,968,850	33.86	7.2
2020						
Waterfront	6	45,014	0.5	1,681,476	37.35	0.6
Class A Suburban	23	275,293	3.1	10,163,812	36.92	3.5
Suburban	27	175,672	2.0	4,412,350	25.12	1.5
Subtotal	56	495,979	5.6	16,257,638	32.78	5.6
Non-Core	8	29,818	0.3	732,973	24.58	0.2
TOTAL – 2020	64	525,797	5.9	16,990,611	32.31	5.8
2021						
Waterfront	16	365,649	4.1	13,225,834	36.17	4.6
Class A Suburban	19	139,019	1.5	5,917,339	42.56	2.0
Suburban	22	197,781	2.2	5,738,273	29.01	1.9
Subtotal	57	702,449	7.8	24,881,446	35.42	8.5
Non-Core	7	80,040	0.9	1,996,995	24.95	0.7
TOTAL – 2021	64	782,489	8.7	26,878,441	34.35	9.2
2022						
Waterfront	11	94,713	1.0	3,303,286	34.88	1.1
Class A Suburban	15	162,149	1.8	5,246,489	32.36	1.8
Suburban	30	295,311	3.3	8,446,276	28.60	2.9
Subtotal	56	552,173	6.1	16,996,051	30.78	5.8
Non-Core	7	50,897	0.6	1,317,935	25.89	0.5
TOTAL – 2022	63	603,070	6.7	18,313,986	30.37	6.3
2023						
Waterfront	11	338,909	3.8	12,286,553	36.25	4.2
Class A Suburban	18	288,093	3.2	10,741,289	37.28	3.7
Suburban	34	862,751	9.6	21,039,973	24.39	7.3
Subtotal	63	1,489,753	16.6	44,067,815	29.58	15.2
Non-Core	-	-	-	-	-	-
TOTAL – 2023	63	1,489,753	16.6	44,067,815	29.58	15.2

Notes:
See supporting "Expirations" notes on page 43.

1Q 2019 CLI Office Portfolio 29

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2024						
Waterfront	11	228,183	2.5	8,730,217	38.26	3.0
Class A Suburban	19	286,258	3.2	11,734,522	40.99	4.1
Suburban	31	438,674	4.9	11,670,914	26.60	4.0
Subtotal	**61**	**953,115**	**10.6**	**32,135,653**	**33.72**	**11.1**
Non-Core	-	-	-	-	-	-
TOTAL – 2024	**61**	**953,115**	**10.6**	**32,135,653**	**33.72**	**11.1**
2025 AND THEREAFTER						
Waterfront	52	2,166,060	24.2	75,478,083	34.85	25.9
Class A Suburban	36	756,318	8.5	25,734,543	34.03	8.9
Suburban	48	963,934	10.7	27,578,320	28.61	9.5
Subtotal	**136**	**3,886,312**	**43.4**	**128,790,946**	**33.14**	**44.3**
Non-Core	3	106,252	1.2	2,572,357	24.21	0.9
TOTAL – 2025 AND THEREAFTER	**139**	**3,992,564**	**44.6**	**131,363,303**	**32.90**	**45.2**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	114	3,458,243	38.6	124,650,131	36.04	42.9
Class A Suburban	141	1,977,551	22.1	71,778,430	36.30	24.7
Suburban	211	3,205,763	35.7	86,134,622	26.87	29.6
Subtotal	**466**	**8,641,557**	**96.4**	**282,563,183**	**32.70**	**97.2**
Non-Core	31	324,539	3.6	8,155,476	25.13	2.8
Totals/Weighted Average	**497**	**8,966,096**	**100.0**	**290,718,659**	**$32.42**	**100.0**

Notes:
See supporting "Expirations" notes on page 43.

1Q 2019 CLI Office Portfolio 30

Multifamily Portfolio 1Q 201931

Roseland Highlights

Roseland (RRT) manages a dynamic portfolio of operating and under construction assets, with an enviable land pipeline primarily in high barrier to entry, transit oriented locations. The Company's residential platform is a premier owner and developer of residential real estate on the New Jersey waterfront with direct access to Hudson Yards and Brookfield Place

- 1Q 2019 Residential NAV was approximately $1.93B, comprised of $327M of Rockpoint equity and $1.61B of MC equity **($15.90/MC share)**
- In December 2018, the Residence Inn at Port Imperial, a 164-key limited service Marriott hotel in Weehawken, NJ, commenced operations. The hotel is the first phase of a 372-key, dual-flag development, with its sister property, the Marriott Envue (Autograph Collection Hotel), projected to open in 3Q 2019.
- Commenced construction on 25 Christopher Columbus (The Charlotte), a 750-unit premier residential tower in downtown Jersey City
- Lease-Up Communities 2018: achieved stabilization at RiverHouse 11 (**295** units), Signature Place (**197** units) Metropolitan Lofts (**59** units) and Portside 5/6 at East Pier (**296** units), as well as continued momentum at 145 Front Phase I & II (**237** units & **128** units respectively)
    - **As of April 29, our lease-up portfolio—solely from 2018 deliveries of 1,212 units—was 94.0% leased**
- As of March 31, 2019, the Rockpoint Group had fully funded its $300M capital commitment to Roseland
- Subsequent to quarter-end, the Company acquired Soho Lofts, a 377-unit community in Jersey City, for $264M. The acquisition, which was funded by 1031 proceeds, represents the Company's continued strategy of concentrating investment in our core market: the NJ Waterfront
- On January 16, 2019, Company executed the disposition of Park Square, a 159-unit community in Rahway, NJ for $35M
- Pipeline of 9,890 units of strategically located land holdings includes 5,480 units along the NJ Waterfront—nearly all with zoning in place
- We forecast continued growth in residential NOI after debt service from completion of our **2,319** unit/key in-construction portfolio coupled with stabilization of our lease-up portfolio

	1Q 2019	YE 2019	YE 2020
Operating & Construction Apts. (projected)	9,204	9,581	11,234
Future Development Apts.	9,890	9,890	8,237
% Growth in Operating & Construction Units (projected)	-	*4.1%*	*17.3%*

1Q 2019 CLI Multifamily Portfolio 32

Operating & Lease-Up Communities

$ in thousands, except per home

- 1Q 2019 Percentage Leased (Stabilized): **96.3%**
- 1Q 2019 Avg. Revenue Per Home (Stabilized): **$2,737**

							Operating Highlights						
Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased 1Q 2019	Percentage Leased 4Q 2018	Average Revenue Per Home 1Q 2019	Average Revenue Per Home 4Q 2018	NOI* 1Q 2019	NOI* 4Q 2018	Debt Balance
Consolidated													
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	97.5%	95.6%	$2,157	$2,042	$2,658	$2,563	$100,000
The Chase at Overlook Ridge	Malden, MA	100.00%	664	598,161	901	2014	96.1%	97.1%	2,211	2,154	2,568	2,657	135,750
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	95.0%	96.0%	1,847	1,854	525	635	-
Monaco	Jersey City, NJ	100.00%	523	475,742	910	2011	94.3%	93.9%	3,499	3,518	3,347	3,550	165,000
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	99.4%	97.2%	2,851	2,729	1,055	1,096	58,998
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	98.1%	95.4%	3,578	3,440	661	523	41,000
Marbella	Jersey City, NJ	74.27%	412	369,515	897	2003	95.4%	94.2%	3,267	3,167	2,417	2,470	131,000
M2 [1]	Jersey City, NJ	74.27%	311	273,132	878	2016	94.5%	94.2%	3,594	3,559	2,030	2,107	117,000
RiverHouse 11	Weehawken, NJ	100.00%	295	250,591	849	2018	99.0%	97.6%	2,852	3,070	1,383	1,057	100,000
Portside at East Pier - 5/6	East Boston, MA	100.00%	296	235,078	794	2018	97.3%	91.6%	2,688	2,764	1,296	944	97,000
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	203,716	1,034	2018	98.5%	94.9%	2,313	2,351	500	325	42,000
Consolidated		**95.23%**	**3,903**	**3,478,526**	**891**		**96.5%**	**95.3%**	**$2,733**	**$2,706**	**$18,440**	**$17,927**	**$987,748**
Unconsolidated Joint Ventures [2]													
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	95.6%	95.3%	$3,208	$3,154	$1,773	$1,744	$82,000
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	97.2%	95.7%	2,287	2,265	411	419	29,678
Urby Harborside	Jersey City, NJ	85.00%	762	474,476	623	2017	95.9%	98.2%	3,121	2,938	4,147	3,613	192,000
Station House	Washington, DC	50.00%	378	290,348	768	2015	96.8%	92.3%	2,556	2,664	1,752	1,548	98,101
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	94.9%	96.7%	2,226	2,120	3,062	2,783	161,994
Metropolitan at 40 Park [3]	Morristown, NJ	25.00%	130	124,237	956	2010	98.5%	97.7%	3,396	3,211	784	665	35,800
Metropolitan Lofts	Morristown, NJ	50.00%	59	54,683	927	2018	100.0%	96.6%	3,462	2,924	376	345	13,145
Joint Ventures		**47.47%**	**2,611**	**2,103,795**	**806**		**96.0%**	**96.3%**	**$2,743**	**$2,643**	**$12,305**	**$11,117**	**$612,718**
Total Residential - Stabilized		**76.09%**	**6,514**	**5,582,321**	**857**		**96.3%**	**95.7%**	**$2,737**	**$2,681**	**$30,745**	**$29,044**	**$1,600,466**
Lease-up Communities													
Consolidated													
145 Front at City Square - Phase I [4]	Worcester, MA	100.00%	237	192,995	814	2018	90.7%	74.7%	$1,883	$1,719	$181	$285	$57,883
146 Front at City Square - Phase II	Worcester, MA	100.00%	128	112,661	880	2018	47.7%	18.8%					
Consolidated		**100.00%**	**365**	**305,656**	**837**		**75.6%**	**55.1%**	**$1,883**	**$1,719**	**$181**	**$285**	**$57,883**
Total Residential - Operating Communities [5]		**77.36%**	**6,879**	**5,887,977**	**856**		**95.2%**	**93.5%**	**$2,692**	**$2,630**	**$30,926**	**$29,329**	**$1,658,349**

Notes:

See Information About Net Operating Income on page 45.
See supporting "Operating & Lease-Up Communities" notes on page 43.

(1) M2 1Q 2019 NOI composed of $616 UJV NOI from January 1, 2019 to January 30, 2019 and $1,414 of consolidated NOI from January 31, 2019 to March 31, 2019.

1Q 2019 CLI Multifamily Portfolio 33

Operating Communities - Commercial

$ in thousands

Operating Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 1Q 2019	Percentage Leased 4Q 2018	NOI* 1Q 2019	NOI* 4Q 2018	Debt Balance
						Operating Highlights				
Consolidated										
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$290	$551	$32,600
Port Imperial Retail South	Weehawken, NJ	70.00%		18,071	2013	88.2%	88.2%	108	132	3,984
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	142	281	-
Port Imperial Retail North	Weehawken, NJ	100.00%		8,400	2015	100.0%	100.0%	74	45	-
Consolidated		**84.41%**		**651,514**		**91.9%**	**91.9%**	**$614**	**$1,009**	**$36,584**
Unconsolidated Joint Ventures										
Shops at 40 Park	Morristown, NJ	25.00%		50,973	2010	69.0%	69.0%	$276	$215	$6,067
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	63.1%	58.0%	132	137	-
Subordinate Interests		**23.12%**		**81,718**		**66.8%**	**64.9%**	**$408**	**$352**	**$6,067**
Total Commercial		**77.58%**		**733,232**		**89.1%**	**88.9%**	**$1,022**	**$1,361**	**$42,651**

Summary of Consolidated RRT NOI by Type (unaudited):

	1Q 2019	4Q 2018
Total Consolidated Residential - Operating Communities - from p. 33	$18,440	$15,031
Total Consolidated Residential - Lease-Up Communities - from p. 33	181	1,554
Total Consolidated Commercial - (from table above)	614	1,009
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$19,235	$17,594
NOI (loss) from services, land/development/repurposing & other assets	(384)	349
TOTAL NOI for RRT (see Information About Net Operating Income on p. 45)*:	**$18,851**	**$17,943**

Notes:

See Information About Net Operating Income on page 45.

1Q 2019 CLI Multifamily Portfolio 34

In-Construction Communities

$ in thousands

- RRT's share of projected stabilized NOI after debt service will approximate **$37.3 million** (approximates to FFO)

				Project Capitalization - Total				Capital as of 1Q 2019			Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
Marriott Hotels at Port Imperial [3]	Weehawken, NJ	100.00%	372	$159,400	$94,000	$65,400	-	$142,065	$76,665	$65,400	3Q 2015	4Q 2018	3Q 2020	14,038	8.81%
Building 9 at Port Imperial	Weehawken, NJ	100.00%	313	142,900	92,000	50,900	-	37,413	-	37,413	3Q 2018	4Q 2020	4Q 2021	9,028	6.32%
Chase III at Overlook Ridge	Malden, MA	100.00%	326	99,900	62,000	37,900	-	25,073	-	25,073	3Q 2018	3Q 2020	4Q 2021	6,043	6.05%
233 Canoe Brook - Apartments [4]	Short Hills, NJ	100.00%	198	99,600	64,000	35,600	-	22,152	-	22,152	4Q 2018	4Q 2020	3Q 2021	5,910	5.93%
25 Christopher Columbus (The Charlotte) [4]	Jersey City, NJ	100.00%	750	470,500	300,000	170,500	-	63,252	-	63,252	1Q 2019	1Q 2022	4Q 2023	28,098	5.97%
Consolidated		**100.00%**	**1,959**	**$972,300**	**$612,000**	**$360,300**	**$0**	**$289,955**	**$76,665**	**$213,290**				**$63,117**	**6.57%**
Joint Ventures															
PI North - Riverwalk C	West New York, NJ	40.00%	360	191,500	112,000	34,800	44,700	77,187	-	32,487	4Q 2017	4Q 2020	1Q 2022	11,705	6.11%
Joint Ventures		**40.00%**	**360**	**$191,500**	**$112,000**	**$34,800**	**$44,700**	**$77,187**	**-**	**$32,487**				**$11,705**	**6.11%**
Total In-Construction Communities		**90.69%**	**2,319**	**$1,163,800**	**$724,000**	**$395,100**	**$44,700**	**$367,142**	**$76,665**	**$245,777**				**$74,822**	**6.50%** [5]

	Dev Costs	Debt Balance	MCRC Capital
2019 MCRC Remaining Capital	$214,389	$125,729	$88,660
2020 MCRC Remaining Capital	395,163	334,500	60,663
Thereafter MCRC Remaining Capital	187,106	187,106	-
Total Remaining Capital	**$796,658**	**$647,335**	**$149,323**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 45.
See supporting "In-Construction Communities" notes on page 43.

1Q 2019 CLI Multifamily Portfolio 35

Future Start Communities

- As of March 31, 2019, the Company has a future development portfolio of **9,890** residential units
- All priority starts (**1,653** units) are located on the New Jersey Waterfront

2019/2020 Priority Starts	Location	Apartments	Current Ownership	Target Start
PI South - Park Parcel	Weehawken, NJ	224	100.00%	2019
Plaza 8	Jersey City, NJ	679	100.00%	2020
Urby Harborside II	Jersey City, NJ	750	85.00%	2020
2018/2019 Total Priority Starts		**1,653**	**93.19%**	
2019/2020 Possible Starts				
Portside 1-4	East Boston, MA	300	100.00%	
233 Canoe Brook Road - Hotel	Short Hills, NJ	240	100.00%	
2019/2020 Total Possible Starts		**540**	**100.00%**	

Future Developments	Location	Apartment
1 Water Street	White Plains, NY	300
6 Becker Farm	Roseland, NJ	299
1633 Littleton (repurposing)	Parsippany, NJ	345
65 Livingston	Roseland, NJ	140
Subtotal - Northeast Corridor		**1,084**
Overlook IIIA	Malden, MA	215
Overlook IV/V	Malden, MA	299
Subtotal - Boston Metro		**514**
Crystal House - III	Arlington, VA	252
Crystal House - Future	Arlington, VA	300
Subtotal - Washington, DC		**552**
51 Washington Street	Conshohocken, PA	310
150 Monument Road	Bala Cynwyd, PA	206
Subtotal - Philadelphia		**516**

Future Developments	Location	Apartment
PI South - Building 16	Weehawken, NJ	131
PI South - Office 1/3 [1]	Weehawken, NJ	-
Urby Harborside III	Jersey City, NJ	750
Plaza 9	Jersey City, NJ	1,060
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing - Future Phases	Jersey City, NJ	585
PI South - Building 2	Weehawken, NJ	200
PI North - Riverbend 6	West New York, NJ	471
PI North - Building I	West New York, NJ	224
PI North - Building J	West New York, NJ	141
Subtotal - Hudson River Waterfront		**3,827**
Acquisition Options [2]		
Freehold	Freehold, NJ	400
107 Morgan	Jersey City, NJ	804
Subtotal - Acquisition Options		**1,204**
2019/2020 Priority Starts		**1,653**
2019/2020 Possible Starts		**540**
Total Future Start Communities		**9,890**

Notes:

See supporting "Future Start Communities" notes on page 43.

1Q 2019 CLI Multifamily Portfolio 36

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 3/31/19	Actual/Projected Initial Leasing	Units	Projected Yield		Projected Stabilized NOI	Projected Share of Stabilized NOI After Debt Service
2017 Deliveries								
Urby Harborside	85.0%	95.9%	1Q 2017	762	6.72%		$18.5	$9.9
Chase II at Overlook Ridge	100.0%	96.1%	4Q 2016	292	6.52%		5.2	2.7
Quarry Place at Tuckahoe	100.0%	98.1%	4Q 2016	108	6.61%		2.8	1.1
Total 2017 Lease-Ups	**90.2%**	**96.2%**		**1,162**	**6.66%**		**$26.5**	**$13.7**
2018 Deliveries								
Signature Place at Morris Plains	100.0%	98.5%	1Q 2018	197	6.68%		$3.3	$1.4
Lofts at 40 Park	50.0%	100.0%	1Q 2018	59	6.72%		1.2	0.3
145 Front Street at City Square - Phase I	100.0%	90.7%	1Q 2018	237	6.21%		3.8	2.1
145 Front Street at City Square - Phase II	100.0%	47.7%	2Q 2018	128	6.21%		2.1	1.1
Portside 5/6	100.0%	97.3%	2Q 2018	296	6.40%		7.6	3.2
RiverHouse 11 at Port Imperial	100.0%	99.0%	3Q 2018	295	6.60%		8.0	3.5
Total 2018 Deliveries	**97.6%**	**91.5%**		**1,212**	**6.45%**		**$26.0**	**$11.6**
2019 Deliveries								
Marriott Hotels at Port Imperial [1]	100.0%		4Q 2018	372	8.81%		$14.0	$8.9
Total 2019 Deliveries	**100.0%**			**372**	**8.81%**		**$14.0**	**$8.9**
2020 Deliveries								
Chase III	100.0%		3Q 2020	326	6.05%		6.0	3.3
Port Imperial - Building 9	100.0%		4Q 2020	313	6.11%		$9.0	$4.9
PI North – Riverwalk C	40.0%		4Q 2020	360	6.11%		11.7	2.7
233 Canoe Brook Road - Apartments	100.0%		4Q 2020	198	5.93%		5.9	3.0
Total 2020 Deliveries	**82.0%**			**1,197**	**6.06%**		**$32.6**	**$13.9**
2022 Deliveries								
25 Christopher Columbus (The Charlotte)	100.0%		1Q 2022	750	5.97%		$28.1	$14.6
Total 2022 Deliveries	**100.0%**			**750**	**5.97%**		**$28.1**	**$14.6**
Total In-Construction	**90.7%**			**2,319**	**6.47%**	(2)	**$74.7**	**$37.4**
Total	**92.3%**			**4,693**	**6.51%**		**$127**	**$62.7**

Notes:
(1) The Residence Inn (164 keys) opened in 4Q 2018. The Marriott Envue (208 keys) is projected to open in July 2019.
(2) Projected stabilized yield on in-construction portfolio without the Marriott Hotels at Port Imperial is 6.07 percent.

NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 45.

1Q 2019 CLI Multifamily Portfolio 37

Roseland Balance Sheet

$ in thousands
(unaudited)

	1Q 2019	1Q 2018
ASSETS		
Rental Property		
Land and leasehold interests	$242,260	$137,867
Buildings and improvements	1,414,393	803,438
Tenant improvements	1,406	458
Furniture, fixtures and equipment	43,973	27,329
Land and improvements held for development	304,903	279,673
Development and construction in progress	249,040	500,743
Total Gross Rental Property	**2,255,975**	**1,749,508**
Less: Accumulated depreciation	(92,447)	(61,386)
Net Investment in Rental Property	**2,163,528**	**1,688,122**
Assets held for sale, net	-	2,634
Total Property Investments	**2,163,528**	**1,690,756**
Cash and cash equivalents	3,961	7,178
Restricted cash	8,421	5,728
Investments in unconsolidated JV's	202,096	234,630
Unbilled rents receivable, net	2,724	950
Deferred charges & other assets	57,146	37,926
Accounts receivable, net of allowance	2,512	2,260
Total Assets	**$2,440,388**	**$1,979,428**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$1,141,741	$810,281
Note payable to affiliate	13,093	17,300
Accounts pay, accrued exp and other liabilities	78,348	78,076
Rents recv'd in advance & security deposits	6,526	4,089
Accrued interest payable	2,764	2,064
Total Liabilities	**1,242,472**	**911,810**
Redeemable noncontrolling interest - Rockpoint Group	326,871	173,002
Noncontrolling interests in consolidated joint ventures	48,823	18,951
Mack-Cali capital	822,222	875,665
Total Liabilities & Equity	**$2,440,388**	**$1,979,428**

1Q 2019 CLI Multifamily Portfolio 38

Roseland Income Statement

$ in thousands
(unaudited)

	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
REVENUES					
Base rents	$27,620	$25,772	$21,735	$17,132	$16,319
Escalation and recoveries from tenants	1,133	1,068	1,194	695	572
Real estate services	3,730	3,720	4,310	3,970	4,427
Parking income	2,685	2,734	3,052	2,306	1,915
Hotel income	283	-	-	-	-
Other income	908	930	650	677	627
Total revenues	**$36,359**	**$34,224**	**$30,941**	**$24,780**	**$23,860**
EXPENSES					
Real estate taxes	$4,569	$3,783	$3,917	$3,239	$3,074
Utilities	1,766	1,494	1,497	1,142	1,074
Operating services	7,443	5,847	6,650	4,467	4,185
Real estate service expenses	4,213	4,094	4,317	4,292	4,860
General and administrative	3,196	3,498	2,891	3,054	2,904
Depreciation and amortization	15,057	12,002	10,370	7,281	6,756
Total expenses	**$36,244**	**$30,718**	**$29,642**	**$23,475**	**$22,853**
Operating Income	**$115**	**$3,506**	**$1,299**	**$1,305**	**$1,007**
OTHER (EXPENSE) INCOME					
Interest expense	($9,067)	($6,900)	($4,489)	($2,668)	($1,895)
Interest and other investment income (loss)	151	2	1	3	412
Equity in earnings (loss) of unconsolidated joint ventures	(1,402)	(1,797)	(1,401)	(961)	1,712
Land Impairments	-	(24,566)	-	-	-
Gain on change of control of interests	13,790	-	14,217	-	-
Realized gains (losses) and unrealized losses on disposition	13	100	(6,330)	-	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-
Gain (loss) from early extinguishment of debt, net	-	(461)	-	-	-
Total other income (expense)	**$3,485**	**($33,622)**	**$1,998**	**($3,626)**	**$229**
Net income (loss)	**$3,600**	**($30,116)**	**$3,297**	**($2,321)**	**$1,236**
Noncontrolling interest in consolidated joint ventures	$1,248	$640	$451	$95	$118
Redeemable noncontrolling interest	(4,212)	(3,951)	(3,330)	(2,534)	(2,344)
Net income (loss) available to common shareholders	**$636**	**($33,427)**	**$418**	**($4,760)**	**($990)**

1Q 2019 CLI Multifamily Portfolio 39

Jersey City Residential Calculator

Jersey City is a compelling financial alternative to Manhattan, providing significant income advantages after taxes and rent.

1 Bedroom Household

$150,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,233)	31.9%	($47,830)	($7,403)	13.4%
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	23.2%	$34,767	43.1%	$64,670	$29,903	86.0%

$200,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,507)	33.6%	($67,140)	($9,367)	12.2%
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	31.7%	$63,493	47.7%	$95,360	$31,867	50.2%

$250,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,228)	35.1%	($87,825)	($11,403)	11.5%
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	36.3%	$90,772	49.9%	$124,675	$33,903	37.3%

2 Bedroom Household

$150,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,233)	31.9%	($47,830)	($7,403)	13.4%
Less: Rent Class A Apartment	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
2 Bedroom 1,050 SF						
Disposable Income	10.7%	$16,017	36.6%	$54,920	$38,903	242.9%

$200,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,507)	33.6%	($67,140)	($9,367)	12.2%
Less: Rent Class A Apartment	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
2 Bedroom 1,050 SF						
Disposable Income	22.4%	$44,743	42.8%	$85,610	$40,867	91.3%

$250,000 Household

	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,228)	35.1%	($87,825)	($11,403)	11.5%
Less: Rent Class A Apartment	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
2 Bedroom 1,050 SF						
Disposable Income	28.8%	$72,022	46.0%	$114,925	$42,903	59.6%

Notes:
(1) Reflects 2018 tax rates for single filers.

1Q 2019 CLI Multifamily Portfolio 40

Residential Equity Requirements

$ in thousands

As summarized in the table below, Mack-Cali is planning on and expects to have excess capital source availability to achieve the following development objectives:

i. Complete Roseland's In Construction portfolio of 2,319 units/keys
ii. Complete Roseland's funding requirement for 2019/2020 Priority Starts comprising 1,653 units

USE: In Construction Portfolio (remaining capital)	Comment	Units	Total Cost Remaining	Construction Debt	Capital Requirement
In Construction Portfolio	Represents remaining requirements for the in construction portfolio as summarized on Page 35	2,319	$795,500	$647,300	$148,200
Less: Existing JV Partner Commitments	Represents third party capital commitments (Riverwalk C) - Fully Funded				0
Roseland Capital Requirement - Remaining					**$148,200**
USE: Priority Starts					
Priority Starts	Represents three priority starts in our core geographies	1,653	$893,508	$580,780	$312,728
Less: Land Equity to Date	Represents the Company's existing land equity in Priority Starts				(100,355)
Less: Existing JV Partner Commitments	Represents third party capital commitments (Urby II)				(27,709)
Roseland Capital Requirement - Priority Starts					**$184,663**
Total Roseland Capital Uses		**3,972**			**$332,863**

SOURCE: Capital Availability	Comment	Total
Rockpoint Capital	Fully funded as of 3/31/2019	$0
Construction Refinancings	Represents excess refinancing proceeds upon takeout financing on the construction portfolio	100,000
Dispositions	Represents select dispositions for redeployment of capital into Roseland's core geographies	160,000
New Joint Ventures	Represents 50/50 joint ventures on select Priority Starts	125,000
Total Roseland Capital Sources		**$385,000**
Excess Capital Source Potential [1]		**$52,137**

Notes:
(1) Represents capital sources prior to reinvestment of Roseland cash flow generation and reinvestment of 1031 proceeds.

1Q 2019 CLI Multifamily Portfolio 41

Appendix Key Financial Metrics - (Page 6) $ in thousands (1)Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See p.15 “Information About FFO, Core FFO & AFFO”. (2)Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests. Balance Sheet - (Page 11) (1)Includes mark-to-market lease intangible net assets of $98,276 and mark-to-market lease intangible net liabilities of $42,506 as of 1Q 2019. Debt Summary & Maturity Schedule - (Page 17) (1)2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. The Company executed its first extension option on January 7,2019. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. (2)The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 2.50 percent as of March 31, 2019, plus the applicable spread. (3)Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $857 thousand for the three months ended March 31, 2019. Debt Profile - (Page 18) (1)Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable. (2)Senior unsecured debt is rated BB-/Ba2/BB by S&P, Moody’s and Fitch respectively. (3)Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable. (4)The Company has a 1-year extension option available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. 2019/2020 Debt Maturities - (Page 19) (1)Construction loan LTVs are calculated using the respective maximum loan balance. (2)In 1Q 2019, the Company executed the first of two 1-year extension options. Unconsolidated Joint Ventures - (Page 20) (1)Amounts represent the Company’s share based on ownership percentage. (2)On January 31, 2019, the Company acquired Prudential’s 50% ownership interest in M2, consolidating the asset on the Company’s balance sheet. Amounts represent joint venture activity prior to the Company’s consolidation. On February 28, 2019, the Company disposed of its 50% interest in Red Bank Corporate Plaza. (3)Unconsolidated Joint Venture reconciliation is as follows: 1Q 2019 Equity in Earnings of Unconsolidated Joint Ventures Unconsolidated Joint Venture Funds from Operations Joint Venture Share of Add-Back of Real Estate-Related Depreciation Minority Interest in Consolidated Joint Venture Share of Depreciation EBITDA Depreciation Add-Back Transaction Activity - (Page 21) $681 3,503 4,184 (1,522) $2,662 (1)Acquisitions list gross costs; dispositions list gross sales proceeds. (2)Weighted average cap rate calculated using forward 12-month NOI at period of sale. (3)Weighted average cap rate excludes Marriott Hotels at Port Imperial. Property Listing - (Page 24) (1)Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual March 2019 billings times 12. For leases whose rent commences after April 1, 2019 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Harborside Plaza 1 is being removed from service in 2019. (3)Average base rents + escalations reflect rental values on a triple net basis. (4)Excludes non-core holdings targeted for sale at 506,745 SF; excludes consolidated repositionings taken offline totaling 318,454 SF. Total consolidated office portfolio of 11,617,441 SF. 1Q 201942

Appendix - Continued Top 15 Tenants - (Page 28) (1)Annualized base rental revenue is based on actual March 2019 billings times 12. For leases whose rent commences after April 1, 2019, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3)9,356 square feet expire in 2019; 33,363 square feet expire in 2021; 388,207 square feet expire in 2027. (4)45,256 square feet expire in 2019 (subsequent to quarter-end, 20,649 square feet expired of the 45,256 square feet); 237,350 square feet expire in 2029. (5)66,606 square feet expire in 2024; 54,341 square feet expire in 2026. (6)5,256 square feet expire in 2022; 82,936 square feet expire in 2026; 56,360 square feet expire in 2030. (7)17,855 square feet expire in 2021; 38,930 square feet expire in 2023; 45,042 square feet expire in 2024; 20,395 square feet expire in 2026; 15,408 square feet expire in 2027. Expirations - (Pages 29-30) (1)Includes office, office/flex, industrial/warehouse & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases. (2)Reconciliation to Company’s total net rentable square footage is as follows: Square Feet Square footage leased to commercial tenants Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments Square footage unleased Total net rentable square footage (excluding ground leases) 8,986,413 352,645 2,278,383 11,617,441 (3)Annualized base rental revenue is based on actual March 2019 billings times 12. For leases whose rent commences after April 1, 2019 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (4)Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2019 aggregating 153,455 square feet and representing annualized base rent of $4,470,523 for which no new leases were signed. Operating & Lease-up Communities - (Page 33) (1)On January 31, 2019, the Company acquired Prudential’s 50% partnership interest in M2, increasing the Company’s legal ownership in the property from 24.265% to 74.265%. M2 1Q 2019 NOI composed of $616 UJV NOI from January 1, 2019 to January 30, 2019 and $1,414 of consolidated NOI from January 31, 2019 to March 31, 2019. (2)Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 46. (3)As of March 31, 2019 Priority Capital included Metropolitan at $20,914,422 (Prudential). (4)For 145 Front at City Square Phases I & II, average revenue per home calculations, NOI and debt balance shown as consolidated. (5)Excludes approximately 83,083 SF of ground floor retail. In-Construction Communities - (Page 35) (1)Represents maximum loan proceeds. (2)Represents development costs funded with debt or capital as of March 31, 2019. (3)In December 2018, commenced operations of the Residence Inn at Port Imperial, the 164-key limited service component of the Marriott Hotels at Port Imperial. Occupancy was approximately 91% in April 2019 with an average rate of approximately $177. The Company expects the Envue Hotel and related food & beverage options to commence in July 2019. (4)Sitework commenced 4Q 2018, though official commencement 1Q 2019. The maximum loan balance presented is the anticipated debt and as no formal agreement has been signed, which may be subject to change. (5)Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.07 percent. Future Start Communities - (Page 36) (1)Currently approved for approximately 290,000 square feet of office space. (2)Freehold: Roseland has signed an acquisition agreement, subject to certain conditions. 107 Morgan: Mack-Cali has a note encumbering the property. 1Q 201943

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

1Q 2019 44

Information About Net Operating Income (NOI)

$ in thousands
(unaudited)

Reconciliation of Net Income to Net Operating Income (NOI)

	1Q 2019			4Q 2018		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income	**$271,994**	**$3,600**	**$275,594**	**$82,639**	**($30,116)**	**$52,523**
Deduct:						
Real estate services income	(112)	(3,730)	(3,842)	(207)	(3,720)	(3,927)
Interest and other investment loss (income)	(673)	(151)	(824)	(767)	(2)	(769)
Equity in (earnings) loss of unconsolidated joint ventures	(721)	1,402	681	(837)	1,797	960
Gain on change of control of interests	-	(13,790)	(13,790)	-	-	-
Realized (gains) losses and unrealized losses on disposition	(268,096)	(13)	(268,109)	(49,342)	-	(49,342)
Gain on sale of land/other	-	-	-	(30,839)	(100)	(30,939)
(Gain) on sale of investment in unconsolidated joint ventures	(903)	-	(903)	-	-	-
(Gain) loss from early extinguishment of debt, net	(1,311)	-	(1,311)	-	461	461
Add:						
Real estate services expenses	53	4,213	4,266	129	4,094	4,223
Leasing personnel costs	742	-	742	-	-	-
General and administrative (1)	9,397	3,196	12,593	9,330	2,061	11,391
Depreciation and amortization	32,989	15,057	48,046	34,322	12,002	46,324
Interest expense	15,707	9,067	24,774	16,686	6,900	23,586
Land Impairments	-	-	-	-	24,566	24,566
Net Operating Income (NOI)	**$59,066**	**$18,851**	**$77,917**	**$61,114**	**$17,943**	**$79,057**

Definition of: Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed.

Notes:

(1) Adjustment reflects non-real estate overhead general and administrative expense.

1Q 2019 45

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Deidre Crockett, Senior Vice President,
Corporate Communications and Investor Relations
Phone: (732) 590-1025
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Michael J. DeMarco
Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Nicholas Hilton
Executive Vice President, Leasing

Giovanni M. DeBari
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

SunTrust Robinson Humphrey, Inc.
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnston

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
John Guinee

1Q 2019 46

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the Year ended December 31, 2018. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 1Q 201947